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                                                                EXHIBIT 10.15(b)


                 FIRST AMENDMENT TO CHANGE IN CONTROL AGREEMENT
                                OF REID JOHNSON

     AMENDMENT dated as of December 3, 1996 to the Change in Control Agreement (the "Change in Control Agreement") dated as of November 27, 1995, by and among The Musicland Group, Inc., a Delaware corporation (the "Company"), Musicland Stores Corporation, a Delaware corporation (the "Parent") and Reid Johnson of Eden Prairie, Minnesota (the "Executive").

     WHEREAS, the Board of Directors, on behalf of the Company and the Parent, and the Executive have determined it to be in their mutual best interests to amend the Change in Control Agreement in certain respects;

     NOW, THEREFORE, BE IT RESOLVED, that the Change of Control Agreement shall be amended as follows:

     Paragraph 1.02, definition of "Change of Control," subparagraph (a) is hereby amended by deleting the phrase "and are publicly traded on a recognized securities exchange."

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment of Change in Control Agreement as of the date set forth above.


                                       THE MUSICLAND GROUP, INC.

                                       By:      \s\ Jack W. Eugster
                                          -------------------------------------
                                             Jack W. Eugster
                                       Its:  Chairman and CEO


                                       MUSICLAND STORES CORPORATION

                                       By:      \s\ Jack W. Eugster
                                          -------------------------------------
                                             Jack W. Eugster
                                       Its:  Chairman and CEO


                                       EXECUTIVE

                                                \s\ Reid Johnson
                                       ----------------------------------------
                                       Reid Johnson